ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (the "Agreement') is made this 21st day of September 2000, by and between Howard A. Pence, a Texas resident ("Advisor") and Power Exploration, Inc., a Nevada Corporation with its offices located in Fort Worth, Texas (the "Company").

     WHEREAS, Advisor and Advisor's Personnel (as defined below) have experience in evaluating and effecting acquisitions of oil and gas properties, acquisitions of oil and gas drilling prospects, and in performing general administrative duties for oil and gas companies; and

     WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor agree as follows:

     1.   Engagement

          The Company hereby retains Advisor, effective as of the date hereof (the "Effective date") and continuing until termination, as provided herein, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, the introduction of others that may assist the Company in its plans and future and to assist in the acquisition of wells and other producing properties (the "Servicee). The Services are to be provided on a 'liest efforts" basis directly and through Advisor's officers or others employed or retained and under the direction of Advisor ("Advisor's Personnel"); provided however. that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Advisor may not have.

     2.   Term

          This Agreement shall have an initial term of twelve (12) months (the "Primary Tenn"), commencing with the Effective Date. At the conclusion of the Primary Term this Agreement will automatically be extended on for the same term (the "Extension Period") unless Advisor or the Company shall serve written notice on the other party terminating the Agreement. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30)days prior to the end of the Primary Term or an subsequent Extension Period.

     3.Time and Effort of Advisor

          Advisor shall allocate time and Advisors Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Company shall be conclusive evidence that the Services have been performed. Additionally, in the absence of willful misfeasance, bad faith, negligence or reckless disregard for the obligations or duties hereunder by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Advisor or Advisor's Personnel.

     4.Compensation


          The Company agrees to pay Advisor a fee for the Services CAdvisory Fee') by way of the issuance by the company of Two Hundred Thousand (200,000) shares of the Company's common stock as an initial fee: plus all bonuses agreed upon throughout the duration of this agreement.

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     5.Other Services

          If the Company enters into a merger or exchanges securities with, or purchases the assets or enters into a joint venture with, or makes an investment in a company introduced by Advisor (a "Business Opportunity"), the Company agrees to pay Advisor a fee equal to ten percent (100/o) of the value of each Business Opportunity introduced by Advisor and acquired or otherwise participated in by the Company (collectively referred to herein, in each instance, as the "Transaction Fee'), which shall be payable immediately following the closing of each such transaction, in shares of the Company's common stock or in kind if an acquisition is made at the Company's option, if paid in cash the Transaction Fee shall be reduced to five percent (5%).

     6.Registration of Shares

          The  Company  will  issue  shares  for  the  above  Initial  Fee,  all subsequent Bonuses and all Transaction Fees as authorized and registered under the Company's Form S-8 Registration Statement filed December 13, 1999 (1999 Stock Benefit Plan of Power Exploration, Inc.).

     7.Costs and Expenses

          All third party and out-of-pocket expenses incurred by Advisor in the performance of the Services or for the settlement of debts shall be paid by the Company, or Advisor shall be reimbursed if paid by Advisor on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $500.00 per month.

     8.   Place of Services

          The Services provided by Advisor or Advisor's Personnel hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Company.

     9.Independent Contractor

          Advisor and Advisor's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible fbr payment of all federal, state and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Company. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any Business Opportunity.

     10.  Rejected Asset Opportunity or Business Opportunity

          If, during the Primary Term of this Agreement or any Extension Period, the Company elects not to proceed to acquire, participate or invest in any Business Opportunity identified and/or selected by Advisor, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such Business Opporttmity shall revert back to and become proprietary to Advisor, and Advisor shall be entitled to acquire or broker the sale or investment in such rejected Business Opportunity for its own account, or submit such assets or Business Opportunity elsewhere. In such event, Advisor shall be entitled to any and all profits or fees resulting from Advisor's purchase, referral or placement of any such rejected

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          Business   Opportunity,   or  the  Company's  subsequent  purchase  or
          financing with such Business Opportunity in circumvention of Advisor.

     11.  No Agency Express or Implied

          This Agreement neither expressly nor iinpliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor's Personnel and the Company.

     12.  Termination

          The Company and Advisor may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

          (A)  By the Company


               (i) If during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or,

               (ii) If  Advisor  willfully   breaches  or  neglects  the  duties
                    required to be performed hereunder; or,

               (iii)At  Company's  option  without  cause  upon 30 days  written notice to Advisor; or

          (B)  By Advisor

               (i) If the Company breaches this Agreement or filils to make any payments or provide information required hereunder; or,

               (ii) If the Company ceases  business or, other than in an Initial
                    Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreernen@ or sells substantially all of its assets to another corporation, entity or individual outside the scope of this agreement; or,

               (iii)If the  Company  subsequent  to the  execution  hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay the Initial Fee, the Transaction Fee, or the Advisory Fee; or,

               (iv) If  the  Company   subsequent   to  the   execution   hereof
                    institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

               (v) If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.

In the event Advisor elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Company for the reasons set forth in A
(i) and (ii) above, the Company shall only be responsible to pay Advisor for unreimbursed expenses, Advisory Fee and Transaction Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Company for any other reason, or by Advisor for reasons set forth in B (i) thru (v) above, Advisor shall be entitled to any outstanding


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unpaid portion of reimbursable  expenses,  Transaction Fee,, if any, and for the remainder of the unexpired portion of the applicable term (Primary Term or Extension Period) of the Agreement.

     13.  Indemnification

          Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

     14.  Remedies

          Advisor and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate retnedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

     15.  Miscellaneous

          (A) Subseciuent,Events. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

          (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

          (C) Further Actions and Assurances. At any time an from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

          (D) Waiver. Any failure of any party to this Agreement to comply with any of its Obligations, agreements, or conditions hereunder may be waived in writing by the party to whmn such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

          (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other or as stated herein.

          (F) Notices. Any notice or other communication required or permitted by this agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mafls for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

        In the case of the Company: Power Exploration, Inc.
                                    5416 Birchman Avenue
                                    Fort Worth, Texas 76107-5111


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                                    Telephone: (817) 377-44
                                    Telefax: (817) 377-46
                                    Attn: Joe Bennett

        In the case of Advisor:     Howard A. Pence
                                    4216 Rockland Dr.
                                    Arlington, Texas 76016


          Or to such other person or address designated in writing by the Company or Advisor to receive notice.

          (G) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (H) Governing Law. This Agreement was negotiated and is being contracted for in Texas, and shall be governed by the laws of the State of Texas, and the United States of America, notwithstanding any conflict-of-law provision to the contrary.

          (I) Binding Effect. This Agreement shall be binding up on the parties here to and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

          (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

          (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

          (L) Countparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

          (M) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

The "Company"                                  "Advisor"
Power Exploration, Inc.                        Howard A. Pence
A Nevada Corporation                           A Texas Resident


By:  /s/ Joe Bill Bennett                      By:  /s/ Howard A. Pence
---------------------------                    -----------------------
Name: Joe Bill Bennett                         Name:  Howard A. Pence
Title: President, CEO

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